DALLAS/GLEN HILLS, L.P.
    FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement"), dated as of the -------day of -----------, 1998, by and among GLEN HILLS HOMES FOR AMERICA, INC., as General Partner (the "General Partner"), RELATED CORPORATE V SLP L.P., a Delaware limited partnership (the "Special
Limited Partner"), and RELATED CORPORATE PARTNERS V, L.P., a Delaware limited partnership (the "Investor Limited Partner" and, together with the Special Limited Partner, the "Limited Partners") and DAVID H. KORB.

                                 W I T N E S S E T H:

               WHEREAS, the parties hereto entered into that certain Amended and Restated Agreement of Limited Partnership of the Partnership dated as of March 27, 1997 (the "Original Amended Agreement"); capitalized terms used but undefined herein shall have the meanings set forth in the Original Amended Agreement.

               WHEREAS, the parties hereto desire to enter into this Agreement to provide for certain amendments to the Original Amended Agreement;

               NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

               1. Section 9.2.A(viii) of the Original Amended Agreement which states:
                  "To the General Partner, to pay the difference, if positive, between (A) a non-cumulative, non-interest bearing priority return in the amount of $50,000 and (B) an amount equal to any accrued and unpaid Credit Reduction Payments"

         is hereby amended to read as follows:

                  "To the General Partner, to pay the difference, if positive, between (A) a non-cumulative incentive management fee in an amount equal to $88,614 and (B) an amount equal to any accrued and unpaid Credit Reduction Payments"

               2. The Original Amended Agreement is hereby modified to add the following new Section 6.8:

                  6.8 Oversight Fee. As consideration for the services provided by Homes For America Holdings, Inc.("HOMES") in overseeing the operations of the Partnership during 1998, the Partnership shall pay HOMES an oversight fee ("Oversight Fee") in an amount equal to $140,846. The Oversight Fee shall be paid in 1998 (for services rendered in 1998).

               3. The amount of Investor Limited Partner's Capital Contribution is hereby decreased by an amount equal to $130,000. Accordingly, the amount of the Second Payment (as such term is defined in the Contribution Agreement) and as set forth in the Contribution Agreement and in the Capital Note is hereby reduced from $270,846 to $140,846 and upon payment by the Investor Limited Partner of $140,846 of its Capital Contribution, the Capital Note will be paid in full.

               4. Except as modified hereby, the Original Amended Agreement remains unmodified and in full force and effect.

               5. This Agreement may be executed in one or more counterparts which together shall constitute one and the same instrument.

                  (Signatures on next page)



               IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year first above written.


                    GENERAL PARTNER

                    GLEN HILLS HOMES FOR AMERICA, INC.
                    By: s/s Robert A. MacFarlane
                        -----------------------------
                    Name: Robert A. MacFarlane
                        -----------------------------
                    Title:President/Director
                        -----------------------------

                    CLASS Z GENERAL PARTNER

                        -----------------------------
                        David H. Korb


                    SPECIAL LIMITED PARTNER

                    RELATED CORPORATE SLP L.P.
                    By: RCC Asset Managers, L.P.,
                        General Partner

                    By: RCC General Corporation,
                        General Partner

                    By: s/s Marc D. Schnitzer
                        ------------------------------
                        Name: Marc D. Schnitzer
                        Title: Executive Vice President

                    LIMITED PARTNER

                    RELATED CORPORATE PARTNERS V, L.P.

                    By:  RCC Asset Managers V. L.L.C.,
                         Its General Partner

                    By:  s/s Marc D. Schnitzer
                         ----------------------------
                         Marc D. Schnitzer,
                         Member


                    WITHDRAWING LIMITED PARTNERS

                    CAL-TEX II - GLEN HILLS, LTD.,
                    a Texas limited partnership

                    By:  s/s David Korb
                         ----------------------------
                         David Korb

                    JOCK P.R. CAMPBELL LIVING TRUST 3/28/89

                    By:  s/s David Korb (for Jock P.R. Campbell Living Trust)
                         ----------------------------------------------------
                         Name:                                        3/28/89

                    6003 ABRAMS ROAD, INC.,
                    a Texas Corporation

                    By: s/s David Korb
                        -----------------------------
                        Name:

                        s/s David Korb (for Anthony J. Barder)
                        -----------------------------------------------------
                        Anthony J. Barder